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                        1,250,000 SHARES OF COMMON STOCK

                                  BIGMAR, INC.

                             UNDERWRITING AGREEMENT


                                                                   June __, 1996


LT Lawrence & Co., Inc.
350 Park Avenue
New York, New York  10022
        as the Representative of the several
        Underwriters named in Schedule I
        attached hereto.

Ladies and Gentlemen:

         The undersigned, Bigmar, Inc., a Delaware corporation (the "Company"), and each of the Subsidiaries (as defined in Section 2(e) below), hereby confirm their agreement with you (the "Representative"), and the other underwriters named in Schedule I hereto (the Representative and the other underwriters being herein collectively referred to as the "Underwriters"), as follows:

         1. General. Subject to the terms and conditions stated herein, the Company proposes to issue and sell to the Underwriters 1,250,000 shares (the "Firm Shares") of common stock, par value $.001 per share, of the Company (the
"Common   Stock")   and  to  sell  to  the   Representative   a  warrant   (the
"Representative's Warrant") which entitles the holders to purchase 125,000 shares of Common Stock until June __, 2001 at an exercise price of 120% of the initial public offering price, subject to certain adjustments (the "Warrant Shares"), which sale will be consummated in accordance with the terms and conditions of the Representative's Warrant filed as an exhibit to the Registration Statement described below. In addition, solely for the purpose of covering over-allotments, if any, the Company proposes to grant the Underwriters the option to purchase up to an additional 187,500 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are together called the "Shares." The Shares, Representative's Warrant and Common Stock are more fully described in the Prospectus referred to below.



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         2.  Representations and Warranties of the Company and the Subsidiaries.
The Company and each Subsidiary, jointly and severally, represents and warrants to, and agrees with, the several Underwriters that:

         (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and may have filed one or more amendments thereto, on Form S-1 (Registration No. 333-3830), including in such registration statement and each such amendment and related preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). As used in this Agreement, the term "Registration Statement" means such registration statement, as amended, on file with the Commission at the time such registration statement becomes effective under the Act (including the prospectus, financial statements, exhibits, and all other documents filed as a part thereof), provided, however, that such registration statement, at the time it becomes effective under the Act, may omit such information as is permitted to be omitted from such registration statement when it becomes effective under the Act pursuant to Rule 430A of the General Rules and Regulations of the Commission promulgated under the Act (the "Regulations"), which information (the "Rule 430A Information") shall be deemed to be included in such registration statement when a final prospectus is filed with the
Commission in accordance with Rules 430A and 424(b)(1) or (4) of the Regulations; the term "Preliminary Prospectus" means each prospectus included in the Registration Statement, or any amendments thereto, before the Registration Statement becomes effective under the Act, the form of prospectus omitting the Rule 430A Information included in the Registration Statement when the Registration Statement becomes effective under the Act, if applicable (the "Rule 430A Prospectus"), and any prospectus filed by the Company with your consent pursuant to Rule 424(a) of the Regulations; and the term "Prospectus" means the final prospectus included as part of the Registration Statement in the form first filed with the Commission pursuant to Rule 424(b)(1) or (4) of the Regulations or, if no such filing is required, the final form of the prospectus forming a part of the Registration Statement.

         (b) When the Registration Statement becomes or became effective under the Act, and at all times subsequent thereto, to and including the Closing Date (as defined in Section 3) and each Additional Closing Date (as defined in
Section 3), and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, and during such longer period until any post-effective amendment thereto shall
become   effective   under  the  Act,  the   Registration   Statement  (and  any
post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) will contain all statements which are required to be stated therein in accordance with the Act and the Regulations, will comply with the Act and the Regulations in all material respects, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (or, in the case of the Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading), and no event will have




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occurred  which should have been set forth in an amendment or  supplement to the
Registration Statement or the Prospectus which has not then been set forth in such amendment or supplement; if a Rule 430A Prospectus is contemplated at the time the Registration Statement becomes effective under the Act, the Prospectus filed pursuant to Rules 430A and 424(b)(1) or (4) of the Regulations will contain all Rule 430A Information and all statements which are required to be stated therein in accordance with the Act and the Regulations, will comply with the Act and the Regulations in all material respects, and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and each Preliminary Prospectus, as of the date filed with the Commission, contained all statements required to be stated therein in accordance with the Act and the Regulations, complied with the Act and the Regulations in all material respects, and did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation or warranty is made in this
Section 2(b), however, with respect to statements in the Registration Statement or the Prospectus, or any related Preliminary Prospectus or any amendment thereof or supplement thereto, made in reliance upon, and in conformity with, written information furnished to the Company as stated in Section 8(b) with
respect  to  any  Underwriter   expressly  for  inclusion  in  the  Registration
Statement, the Prospectus, or any related Preliminary Prospectus, or any amendment or supplement thereto.

         (c) Neither the Commission nor the "blue sky" or securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, or preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, or refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Shares, nor have any of such authorities instituted or threatened to institute any proceedings with respect to a Stop Order.

         (d) Any contract, agreement, instrument, lease, license, certification or permit or other arrangement, whether written or oral, required by the Act or the Regulations to be described in the Registration Statement or the Prospectus has been properly described as required therein. Any contract, agreement, instrument, lease, license, certification, permit or other arrangement required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement. The statements in the Registration Statement or the Prospectus summarizing the provisions of laws, rules, regulations, contracts, leases and other arrangements, whether written or oral, including, without limitation, the statements set forth under the captions "Risk Factors -- Reliance on Collaborative Arrangements; Management Affiliations with Collaborators," "Risk Factors -- Reliance on PLM," "Risk Factors -- Manufacturing Facilities for Proposed Products," "Risk Factors -- Uncertain Protection of Patents and Proprietary Rights," "Risk Factors -- FDA, International and Other Governmental Regulations," "Risk Factors -- Environmental Matters," "Risk Factors -- Dependence on Third-Party Reimbursement; Price Controls; Health Care Reform Measures," "Risk Factors -- Potential Product Liability; Availability of Insurance; Risk of Product Recall,"



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"Business  --  Products,"   "Business  --  Proposed   Products,"   "Business  --
Collaborative  Agreements," "Business -- Manufacturing and Suppliers," "Business
- --  Governmental  Regulations,"  "Business -- Patents and  Proprietary  Rights,"
"Business   --   Third-Party    Reimbursement,"   "Business   --   Environmental
Regulations," "Business -- Facilities," "Description of Capital Stock," "Certain Transactions" and "Shares Eligible for Future Sale" and in Part II accurately reflect the provisions of laws, rules, regulations, contracts, leases and other arrangements purported to be summarized and there are no proposed amendments or additions to any such provisions of laws, rules, regulations, contracts, leases or other arrangements.

         (e) The Company's only subsidiaries (as defined in the Regulations) are
(i) Bigmar Therapeutics, Inc. ("Bigmar Therapeutics" or the "Delaware Subsidiary"), a Delaware corporation, (ii) Bigmar Pharmaceuticals SA ("Bigmar Pharmaceuticals"), a Swiss corporation, and (iii) Bioren SA, a Swiss corporation ("Bioren," and together with Bigmar Therapeutics and Bigmar Pharmaceuticals, collectively, the "Subsidiaries" or individually, a "Subsidiary"). The Company owns directly or through a wholly owned subsidiary (as defined in the
Regulations) 100% of the issued and outstanding capital stock of each Subsidiary. The Company and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state or country of its incorporation, with full power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with all Federal, state, local and other governmental authorities and all courts and other tribunals having jurisdiction over such entities (collectively, the "Consents, Licenses and Approvals") to own, lease, license and use its properties and assets and to conduct its businesses in the manner described in the Prospectus, except where the failure to obtain such Consents, Licenses and Approvals would not have a material adverse effect on the Company or any Subsidiary, individually or in the aggregate (a "Material Adverse Effect"). The Company and each Subsidiary is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing or use of property and assets or the conduct of its businesses makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. Each of the Bioren Acquisition, the Contribution, the Exchange and the Reverse Split has been duly authorized by all necessary proceedings and has been consummated in accordance with applicable law.

         (f) The authorized capital stock of the Company consists of 15,000,000 shares of Common Stock, of which 3,625,000 shares are outstanding, 5,000,000 shares of Preferred Stock, $0.001 par value, of which there are no shares outstanding. Each outstanding share of capital stock of the Company and each Subsidiary is validly authorized and issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof, and has not been issued and is not owned or held in violation of any preemptive or other similar rights of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any Subsidiary or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company or any Subsidiary, except as described in the Prospectus. Except as set forth in the Prospectus, there is outstanding no



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security  or  other  instrument  which  by its  terms is  convertible  into,  or exchangeable for, capital stock of the Company or any Subsidiary. The certificates evidencing the Common Stock are in due and proper form.

         (g) The financial statements of the Company and Bigmar Therapeutics (including the notes thereto and the supporting schedules) included in the Registration Statement and the Prospectus (the "Company Financial Statements") comply in all material respects with the requirements of the Act and fairly present the consolidated financial position, results of operations, cash flows, and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply with respect to such entities. The Company Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, are correct and complete in all material respects and are in accordance with the books and records of the Company. The combined financial statements of Bigmar Pharmaceuticals and Bioren and the financial statements of Bioren (in each case including the notes thereto and the supporting schedules) included in the Registration Statement and the Prospectus) (collectively, the "Subsidiary Financial Statements") comply in all material respects with the requirements of the Act and fairly present the financial position, results of operations, cash flows, and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply with respect to such entities. The Subsidiary Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, are correct and complete in all material respects and are in accordance with the books and records of such Subsidiaries. Richard A. Eisner & Company, LLP, the accountants whose report on the audited financial statements is filed with the Commission as a part of the Registration Statement, is, and during the periods covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company and each Subsidiary within the meaning of the Act and the Regulations. No other financial statements are required by Form S-1 or otherwise to be included in the Registration Statement or the Prospectus. The assumptions used in preparing the pro forma financial information included in the Prospectus under the captions "Summary Historical and Pro Forma Financial Data," "Capitalization," "Dilution" and "Selected Financial Data" are reasonable. The historical financial information appearing in the Prospectus under the captions "Summary Historical and Pro Forma Financial Data" and "Selected Financial Data" presents fairly the information purported to be shown therein, on the basis stated in the Prospectus as of the dates and for the periods indicated.

         (h) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal) or investigation pending or, to the knowledge of the Company and its Subsidiaries after due inquiry, threatened, or any basis therefor known to the Company and its Subsidiaries, with respect to the Company or any Subsidiary or any of their respective operations, businesses, properties or assets. The Company and each Subsidiary is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, which would now have, or will in the future have, a Material Adverse Effect, nor is the



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Company or any Subsidiary required to take any action in order to avoid any such violation or default of any order, judgment or decree.

         (i) The Company and each Subsidiary has (1) good and marketable title in fee simple absolute to all real properties, and good title to all other properties and assets, which the Prospectus indicates are owned by it, free and clear of all liens, claims, security interests, pledges, charges, encumbrances and mortgages, except as described in the Prospectus, and (2) valid, subsisting and enforceable leases for the property described in the Prospectus as leased by it (except as described in the Prospectus). No real property owned, leased, licensed or used by the Company or any Subsidiary lies in an area which is, or to the knowledge of the Company and its Subsidiaries after due inquiry, will be, subject to zoning, use or building code restrictions which would prohibit its ownership, leasing, licensing or use or which would prevent the continued effective ownership, leasing, licensing or use of such real property in the business of the Company or any Subsidiary as presently conducted or as the Prospectus indicates the Company or any Subsidiary will conduct in the future.

         (j) Neither the Company nor any Subsidiary nor, to the knowledge of the Company and its Subsidiaries after due inquiry, any other party, is now or is expected to be in violation or breach of, or in default with respect to, any material provision of any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company or any Subsidiary is a party or by which its properties or assets may be bound, and each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the Company or the Subsidiary, as the case may be, and is enforceable as to the Company or the Subsidiary, as the case may be, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally, by equitable principles and applicable laws governing indemnification and contribution provisions. The Company and each Subsidiary enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. Neither the Company nor any Subsidiary is a party to, or bound by, any contract, agreement, instrument, lease, license, arrangement or understanding, whether written or oral, or subject to any charter or other restriction, which has had, or is expected to have, a Material Adverse Effect. Neither the Company nor any Subsidiary is in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws.

         (k) All patents, patent applications, licenses, trademarks, trademark applications, trade names, service marks, copyrights, franchises, licenses, and other intangible properties and assets (all of the foregoing being herein called "Intangibles") that the Company or any Subsidiary owns or has pending, or under which it is licensed, are in good standing and, to the knowledge of the Company, uncontested. There is no right under any Intangible necessary to the business of the Company or any Subsidiary as presently conducted or as the Prospectus indicates they contemplate conducting, except as described in the Prospectus. Neither the Company nor any Subsidiary has infringed, is infringing, or has received notice of infringement or conflict with respect to Intangibles of others. Neither the Company nor any



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Subsidiary  knows of any  infringement  by others of Intangibles of  the Company or any Subsidiary.

         (l) The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent, customary and adequate for the businesses in which it is engaged, including, but not limited to, general liability insurance and insurance covering real and personal property owned or leased by the Company or any Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by any company that is comparable to the Company or any Subsidiary in terms of its respective financial condition, all of which insurance is in full force and effect. Neither the Company nor any Subsidiary has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its respective businesses at a cost that would not now have a Material Adverse Effect.

         (m) Neither the Company nor any Subsidiary nor any director, officer, agent, employee or other person associated with, or acting on behalf of, the Company or any Subsidiary has, directly or indirectly, at any time since the inception of the Company or any Subsidiary: used the funds of the Company or any Subsidiary for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from funds of the Company or any Subsidiary; violated any provision of the Foreign Corrupt Practices Act of 1977 (the "FCPA"), as amended; or made any unlawful payment. The internal accounting controls and procedures of the Company is sufficient to cause the Company to comply in all respects with the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the FCPA.

         (n) The  Company  and  each  Subsidiary  has all  requisite  power  and authority to execute, deliver and perform this Agreement and the Representative's Warrant, as the case may be, and to consummate the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to issue, sell and deliver the Shares and the Representative's Warrant being delivered by the Company in accordance with and upon the terms set forth in this Agreement and the Representative's Warrant. All necessary corporate proceedings of the Company and each Subsidiary has been duly taken to authorize the execution, delivery, and performance of this Agreement and the Representative's Warrant by the Company and each Subsidiary, as the case may be, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly authorized, executed and delivered by the Company and each Subsidiary, is the legal, valid and binding obligation of the Company and each Subsidiary and is enforceable against the Company and each Subsidiary in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally, by equitable principles and applicable laws governing indemnification and contribution provisions. The Representative's Warrant has been duly authorized by the Company, and when executed and delivered by the Company, will be the legal, valid and binding obligation of the Company and enforceable against



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the Company in accordance with its terms,  except as such  enforceability may be limited by bankruptcy, insolvency or other similar laws affecting or relating to
creditors'   rights   generally  and  by  equitable   principles.   No  consent,
authorization, approval, order, registration, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local or other governmental or regulatory authority or any court or other tribunal having jurisdiction over such entities is required for the execution, delivery or performance by the Company and each Subsidiary of this Agreement or the Representative's Warrant, as the case may be, or the consummation of the transactions contemplated hereby and thereby (including the issuance, sale and delivery of the Shares and Representative's Warrant to be issued, sold and delivered by the Company), except filings under the Act which have been or will be made before the Closing Date (as defined in Section 3) and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement. No consent of any party to
any  contract,   agreement,   instrument,   lease,   license,   arrangement   or
understanding to which the Company or any Subsidiary is a party, or to which the Company's or any of the Subsidiaries' properties or assets is subject, is required for the execution, delivery or performance of this Agreement or the Representative's Warrant or the consummation of the transactions contemplated hereby or thereby. The execution, delivery and performance of this Agreement and
the   Representative's   Warrant  and  the   consummation  of  the  transactions
contemplated hereby or thereby will not: (1) violate, result in a breach of any of the terms and provisions of, conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company or any Subsidiary is a party or by which its respective properties or assets may be bound; or (2) violate, result in a breach of, or conflict with, any term of the certificate of incorporation (or other charter document) or by-laws of the Company or any Subsidiary; or (3) violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment or decree of any court or any public, governmental or regulatory authority having jurisdiction over the Company or any Subsidiary or any of their respective operations, businesses, properties or assets.

         (o) The Shares are validly authorized and, when issued, delivered and sold in accordance with this Agreement, will be validly issued and outstanding, fully paid and non-assessable, without any personal liability attaching to the ownership thereof and will not have been issued in violation of or subject to any preemptive or similar rights of stockholders to subscribe for or to purchase such Shares. The Underwriters will receive good and valid title to the Shares purchased from the Company, free and clear of all liens, claims, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts and other defects in title. The Shares and the Common Stock conform to all statements relating thereto contained in the Registration Statement or the Prospectus.

         (p) The Representative's Warrant and the Warrant Shares are validly authorized (and, in the case of the Warrant Shares, reserved for issuance), and, when the Warrant Shares are issued and delivered upon exercise of the Representative's Warrant in



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accordance with the terms thereof will be validly issued and outstanding,  fully paid and non-assessable, without any personal liability attaching to the ownership thereof and will not have been issued in violation of or subject to any preemptive or similar rights of stockholders to subscribe for or to purchase the Representative's Warrant or the Warrant Shares. The holders of the Representative's Warrant will receive good and valid title to the Warrant Shares purchased by them, respectively, free and clear of all liens, claims, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts and other defects in title. The Representative's Warrant and the Warrant Shares conform to all statements relating thereto contained in the Registration Statement or the Prospectus.

         (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may otherwise be properly described in the Prospectus, neither the Company nor any Subsidiary has: (i) issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money, (ii) entered into any transaction not in the ordinary course of business, (iii) declared or paid any dividend on their respective capital stock, (iv) experienced any adverse changes or any development which is expected to materially adversely affect the condition (financial or otherwise), net assets or stockholder's equity, operations, business, key personnel, assets or properties of the Company or any Subsidiary, individually or in the aggregate or (v) made any change in its capital stock or made any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any Subsidiary.

         (r) Neither the Company or any Subsidiary nor any of the officers, directors or affiliates (as defined in the Regulations) of the Company or any Subsidiary, has taken or will take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might reasonably be expected in the future to cause or result in, stabilization or manipulation of the price of any security of the Company or to facilitate the sale or resale of any the Shares.

         (s) The Company has obtained from each of its directors, executive officers (as defined in the Regulations), all persons deemed to be affiliates (as defined in the Regulations) of the Company and from any other person who beneficially owns shares of Common Stock (or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for, shares of Common Stock) (collectively, the "Insiders") an enforceable written agreement, in form and substance satisfactory to counsel for the Representative, which provides that for a period of one (1) year from the date of the Prospectus each Insider will not, without your prior written consent, directly or indirectly, register, offer, sell, offer to sell, contract to sell, grant an option for the sale of, assign, hypothecate, pledge or otherwise dispose of any securities of the Company, other than the transfer of shares of the Company's Common Stock by the Insiders to (i) any spouse, parent, sibling or lineal descendants of the Insiders, (ii) any trust for the benefit of such Insiders, (iii) any distributee, legatee or devisee of the Insiders who acquires its shares by will or operation of law upon the death or dissolution of the Insiders, or (iv) any current holder of capital stock of the Company, provided that in each case such transferee agrees in writing to be bound by the terms of
this   subsection   to  the  same  extent  as  if

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



they were parties hereto. Notwithstanding the foregoing, the Representative acknowledges that at the Closing Date no more than 12% of the Company's issued and outstanding Common Stock held by certain Insiders may be pledged to third parties.

         (t) Neither the Company nor any Subsidiary is, or intends to conduct its business in a manner in which it would become, an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (u) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company or any Subsidiary.

         (v) Neither the Company nor any Subsidiary has incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

         (w) The Company and each Subsidiary is (1) in compliance with any and all applicable Federal, state and local environmental laws, rules, regulations, treaties, statutes and codes promulgated by all governmental authorities relating to the protection of human health and safety, the environment or toxic substances or wastes, pollutants or contaminants (the "Environmental Laws"), (2) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its businesses, and (3) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or threatened (nor, to the knowledge of the Company and its Subsidiaries, is there any basis therefor) relating to the Environmental Laws or to the activities of the Company or any Subsidiary involving Hazardous Materials. "Hazardous Materials" means any material or substance (i) that is prohibited or regulated by any environmental law, rule, regulation, order, treaty, statute or code promulgated by any governmental authority, or any amendment or modification thereto, or (ii) that has been designated or regulated by any governmental authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment. There have been no costs or liabilities associated with the compliance with Environmental Laws that would, individually or in the aggregate, have a Material Adverse Effect.

         (x) No officer, director or stockholder of the Company or any Subsidiary has any affiliation or association with the National Association of Securities Dealers, Inc. (the "NASD") or any member thereof.

         (y) Except as disclosed in the Prospectus, the Company and each Subsidiary has filed all necessary Federal, state, local and foreign income, franchise and other tax returns and other reports required to be filed and has paid all taxes shown as due thereon; and there is

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


no tax deficiency which has been, or, to the best knowledge of the Company and its Subsidiaries after due inquiry, might be, asserted against the Company or any Subsidiary.

         (z) None of the activities or businesses of the Company or any Subsidiary is in violation of, or is expected to cause the Company or any Subsidiary to violate, any law, rule, regulation or order of any foreign country or foreign governmental agency or body or the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality, the violation of which would have a Material Adverse Effect.

         (aa) Neither Company nor any Subsidiary has distributed or will distribute any prospectus or other offering material in connection with the offering and sale of the Shares, other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act and the Regulations to be distributed.

         (ab) Neither the U.S. Food and Drug Administration nor any comparable regulatory agency outside the United States has commenced or threatened to initiate any action to withdraw its approval of any product of the Company or any Subsidiary or, to the best knowledge of the Company and its Subsidiaries after due inquiry, commenced, or threatened to initiate, any action to withdraw approval of any facility of the Company or any Subsidiary. All of the products of the Company and each Subsidiary are in compliance with any and all applicable laws, rules, regulations and arrangements concerning the development, testing, handling, manufacturing, distribution and commercialization of hospital, pharmaceutical, biotechnological or similar products (collectively, the "Drug Laws").

         (ac) Any contract, agreement, instrument, lease, license, certification or permit or other arrangement described in the Registration Statement or the Prospectus to which the Company or any Subsidiary is a party is in full force and effect and is a legal, valid and binding obligation between the parties and is enforceable against the parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally or by equitable principles.


        3. Purchase, Sale, and Delivery of the Firm Shares and the Additional Shares.

         (a) On the basis of the representations, warranties, covenants and agreements of the Company herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters, and the Underwriters agree to purchase from the Company, that number of Firm Shares set forth opposite their respective names in column (2) of
Schedule I hereto.

         (b) The purchase price per Firm Share to be paid by the several Underwriters shall be $[ ]. The initial public offering price per Firm Share shall be $[ ].

         (c) Payment for the Firm Shares by the several Underwriters shall be made by certified or official bank check in New York Clearing House funds (or similar next day funds) payable to the order of the Company at the offices of Baer Marks & Upham LLP, 805 Third Avenue, New York, New York 10022, or at such other place as you shall determine and advise the Company by at least two full days' notice in writing, upon delivery of the Firm Shares to you for the respective accounts of the Underwriters (the "Closing"). Such delivery and payment shall be made at 10:00 A.M., New York City local time, on the third business day following the Effective Date (as defined in Section 11) or as otherwise provided in Section 11, unless postponed in accordance with the provisions of Section 9, or at such other time as shall be agreed upon between you and the Company. The time and date of such delivery and payment are herein called the "Closing Date."

         (d) Certificates for the Firm Shares and the Representative's Warrant shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. The Company shall permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

         (e) The Company hereby grants to the several Underwriters the option to purchase all or a portion of the Additional Shares solely to cover over-allotments, if any, at the same purchase price per share to be paid by the several Underwriters to the Company for the Firm Shares as provided for in this
Section 3. The Additional Shares shall be purchased by the several Underwriters from the Company through written notice by the Representative to the Company and as otherwise provided herein. This option may be exercised only to cover over-allotments in the sale of the Firm Shares by the several Underwriters and expires on the close of business (New York time) on the 45th day from the date of the Prospectus. This option may be exercised by the several Underwriters in whole, in part or in increments on the basis of the representations, warranties, covenants and agreements of the Company and its Subsidiaries herein contained, but subject to the terms and conditions herein set forth. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, the name or names in which the certificates for the Additional Shares are to be registered, the authorized denominations in which the Additional Shares are to be issued, and the time and date, as determined by the Representative, when such Additional Shares are to be delivered (such time and date are herein called the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date nor earlier than the second business day after the date on which the notice of the exercise of the option shall have been given nor later than the eighth business day after the date on which such notice shall have been given.

         (f) The aggregate number of Additional Shares to be sold by the Company to each Underwriter shall be the number which bears the same ratio as the number of Firm Shares set forth opposite the name of such Underwriter in column (2) of
Schedule I bears to the total number of Firm Shares to be sold by the Company, subject, however, to such adjustments as you may at any time approve.

         (g) Payment for the Additional Shares by the several Underwriters shall be made by certified or official bank check in New York Clearing House funds (or similar next day funds) payable to the order of the Company at the offices of Baer Marks & Upham LLP, 805 Third Avenue, New York, New York 10022 or at such other place as you shall determine and advise the Company by at least two full days' notice in writing, upon delivery of the Additional Shares to you for the respective accounts of the several Underwriters.

         (h) Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Company shall permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

         (i) The Company hereby agrees to issue and sell to you and/or your designees on the Closing Date, for an aggregate purchase price of $125.00, the Representative's Warrant to purchase the Warrant Shares.

         (j) Delivery and payment for the Representative's Warrant shall be made on the Closing Date. The Company shall deliver to you, upon payment therefor, certificates representing the Representative's Warrant in the name or names and in such authorized denominations as you may request. The Representative's Warrant shall be exercisable for a period of four years commencing one year from the date on which the Registration Statement was declared effective under the Act at an initial exercise price per Warrant Share of 120% of the public offering price.


         4. Offering. Upon your authorization of the release of the Firm Shares and on or after the date the Registration Statement is declared effective under the Act, the several Underwriters propose to offer the Firm Shares to the public at the initial public offering price as provided for in Section 3(b) (such price being hereinafter called the "public offering price"). After the initial public offering, you may, from time to time, increase or decrease the public offering price, in your sole discretion, by reason of changes in general market conditions or otherwise.


         5. Covenants of the Company and the Subsidiaries. The Company and each Subsidiary, jointly and severally, covenants and agrees with the several Underwriters that:

         (a) If the Registration Statement has not yet been declared effective under the Act, the Company will use its best efforts to cause the Registration Statement to become effective under the Act as promptly as possible. If the Registration Statement has become or becomes effective under the Act with a form of prospectus omitting Rule 430A Information, or filing of the Prospectus is otherwise required under Rule 424(b) of the Regulations, the Company

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





will file the Prospectus, properly completed pursuant to Rule 424(b) of the Regulations, within the time period prescribed and will provide evidence satisfactory to you of such timely filing.

         (b) The Company will notify you immediately, and promptly confirm such notice in writing: (i) when the Registration Statement and any post-effective amendment thereto becomes effective under the Act; (ii) of the receipt of any comments from the Commission or the "blue sky" or securities authority of any jurisdiction regarding the Registration Statement, any post-effective amendment thereto, the Prospectus, or any amendment or supplement thereto; (iii) of the filing with the Commission of any supplement to the Prospectus; and (iv) the receipt of any notification with respect to a Stop Order or the initiation or threatening of any proceeding with respect to a Stop Order. The Company will use its best efforts to prevent the issuance of any Stop Order and, if any Stop Order is issued, to obtain the lifting thereof as promptly as possible.

         (c) During the time when a prospectus relating to the Shares is required to be delivered hereunder or under the Act or the Regulations, the Company will comply with all requirements imposed upon it by the Act, as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Shares in accordance with the provisions hereof and the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered hereunder or under the Act or the Regulations, any event shall have occurred as a result of which, in the reasonable opinion of counsel for the Company or counsel for the several Underwriters, the Registration Statement or the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of either of such counsel, it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the Act or the Regulations, the Company will immediately notify you and promptly prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any such amendment declared effective under the Act as soon as possible.

         (d) The Company will deliver without charge to each of the several Underwriters such number of copies of each Preliminary Prospectus as may reasonably be requested by the Underwriters and, as soon as the Registration
Statement, or any amendment thereto, becomes effective under the Act or a supplement is filed with the Commission, deliver without charge to you two signed copies of the Registration Statement, including exhibits, or such amendment thereto, as the case may be, and two copies of any supplement thereto, and deliver without charge to each of the several Underwriters such number of copies of the Prospectus, the Registration Statement, and amendments and supplements thereto, if any, without exhibits, as you may request.

         (e) The Company will endeavor in good faith, in cooperation with you, at or prior to the time the Registration Statement becomes effective under the Act, to qualify the

Shares for offering and sale under the "blue sky" or securities laws of such jurisdictions as you may designate and maintain such qualification in effect for so long as is required for the distribution of such Shares; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which it is not then subject. In each jurisdiction where such qualification shall be effected, the Company will, unless you agree in writing that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

         (f) The Company will make generally available (within the meaning of Section 11(a) of the Act and the Regulations) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs under the Act, an earnings statement (which need not be certified by independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Section 11(a) of the Act and the Regulations) covering a period of at least twelve months beginning after the date on which the Registration Statement was declared effective under the Act. For a period of five (5) years from the date hereof, the Company will furnish its stockholders with copies of its annual reports containing the audited financial statements of the Company and its subsidiaries on a consolidated basis.

         (g) For a period of one (1) year after the date of the Prospectus, the Company and each Subsidiary will not, without your prior written consent, directly or indirectly, issue, register, offer, sell, offer to sell, contract to sell, grant an option for the sale of, assign, hypothecate, pledge or otherwise dispose of any securities of the Company or any Subsidiary (or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of capital stock of the Company or any Subsidiary), except for (a) the grant of options by the Company pursuant to stock option plans approved by the Representative or (b) the transfer of shares of the Company's Common Stock by the Insiders to (i) any spouse, parent, sibling or lineal descendants of the Insiders, (ii) any trust for the benefit of such Insiders, (iii) any distributee, legatee or devisee of the Insiders who acquires its shares by will or operation of law upon the death or dissolution of the Insider, or (iv) any current holder of Common Stock of the Company, provided that in each case such transferee agrees in writing to be bound by the terms of this subsection to the same extent as if they were parties hereto.

         (h) For a period of five years after the date the Registration Statement was declared effective under the Act, furnish you, without charge, the following:

         (i) within 90 days after the end of each fiscal year, three copies of financial statements certified by independent certified public accountants, including a balance sheet, statement of income and statement of cash flows of the Company and its then existing subsidiaries, if any, with supporting schedules, prepared in accordance with generally accepted

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




accounting principles, as at the end of such fiscal year and for the 12 months then ended, which may be on a consolidated basis;

         (ii) as soon as practicable after they have been sent to stockholders of the Company or filed with the Commission or the Nasdaq SmallCap Market (or a similar market), three copies of each annual, quarterly and interim financial and other report or communication sent by the Company to its stockholders or filed with, or furnished to, the Commission or the Nasdaq SmallCap Market (or a similar market);

         (iii) as soon as practicable, two copies of every press release and every material news item and article in respect of the Company or any Subsidiary; and


         (iv) such additional documents and information with respect to the Company or any Subsidiary and any affairs of such entities, if any, as you may from time to time reasonably request.

         (i) The Company will apply the net proceeds received by it from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

         (j) The Company will furnish to you as early as practicable prior to the Closing Date and the Additional Closing Date, if any, as the case may be, but no less than two (2) full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Company and its consolidated subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 7(i).

         (k) The Company will not file any amendment or supplement to the Registration Statement or Prospectus at any time, whether before or after the date on which the Registration Statement was declared effective under the Act, unless such filing shall comply with the Act and the Regulations in all material respects and unless you shall previously have been advised of such filing and furnished with a copy thereof, and you and counsel for the Underwriters shall have approved such filing. Until the later of (i) the completion by you of the distribution of the Firm Shares and the Additional Shares (but in no event more than nine months after the date on which the Registration Statement shall have been declared effective under the Act), or (ii) 25 days after the date on which the Registration Statement shall have been declared effective under the Act, the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Firm Shares and the Additional Shares.

         (l) The Company will comply with all registration, filing, and reporting requirements of the Exchange Act, which may from time to time be applicable to the Company, in a timely manner.

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



         (m) The Company will comply with all provisions of all undertakings contained in the Registration Statement.

         (n) Prior to the Closing Date or the Additional Closing Date, as the case may be, the Company will not issue any press release or other communication, directly or indirectly, or hold any press conference with respect to the Company, the financial conditions, results of operations, business, properties, assets, liabilities thereof, or this offering, without your prior written consent, which consent will not be unreasonably withheld.

         (o) The Company will file timely with the Commission an appropriate form to register the Common Stock pursuant to Sections 12(b) or 12(g) under the Exchange Act.

         (p) The Company will file timely and accurate reports on Form SR with the Commission in accordance with Rule 463 of the Regulations or any successor provision.

         (q) The Company will use its best efforts to complete the listing of the Shares, the Common Stock underlying the options issued under the stock option plans and the Warrant Shares on the Nasdaq SmallCap Market and any applicable regional stock exchange and maintaining such listing(s) for at least a period of five (5) years from the date of this Agreement.

         (r) Until expiration of the Representative's Warrant, the Company will keep reserved a sufficient number of shares of Common Stock for issuance upon exercise of the Representative's Warrant.

         (s) The Company will deliver to you, without charge, within a reasonable period after the Additional Closing Date or the expiration of the period in which the Underwriters may exercise the over-allotment option (but in no event later than six (6) months from the date of the Prospectus), such bound volumes of the Registration Statement and all related materials as you may reasonably request.

         (t) For a period of three years after the date on which the Registration Statement is declared effective under the Act, the Company will provide to you, on a confidential basis and at its sole expense, copies of the Company's daily transfer sheets, if so requested by you.

         (u) The Company will execute a letter addressed to the transfer agent for the Company which instructs the transfer agent to note stop transfer instructions with respect to all of the shares of Common Stock which are subject to lock-up agreements.

         (v) For a period of five (5) years from the date of the Prospectus, LT Lawrence shall have the right, at its option, to designate one (1) director to the Company's Board of Directors. The Company agrees that it shall use its best efforts to cause such nominee to be elected to the Board. The Company further agrees that it shall not change the size of its Board within such five (5) year period without the prior written consent of LT Lawrence.

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



         (w) For a period of five (5) years from the date of the Prospectus, the Company shall engage a public relations firm reasonably acceptable to the Representative.

         (x) Until the expiration of five (5) years from the date of the Prospectus, the Company shall not effect a change in its independent public accountants unless the Company has received the prior written consent of the Representative or such substitute independent accountants is one of the big "six" accounting firms.

         (y) For a period of five (5) years from the Closing Date, the Company shall supply the appropriate parties with such information as may be necessary so that during such period the Company will be listed in one or more of the securities manuals published by Standard & Poor's Corporation and Moody's Investors Service, Inc.

         (z) The Company will maintain key-person life insurance payable to the Company on the life of John G. Tramontana in the amount of at least $1,000,000 for a period of time of no less than three (3) years from the Closing Date.

         (aa) For a period of five (5) years from the Closing Date, the Company will purchase directors' and officers' insurance, on a claims made basis, which contains normal and customary coverage terms applicable to a public company comparable to the Company in an amount of not less than $3,000,000.

         (ab) The Company and each Subsidiary will do and perform all things reasonably required or necessary to be done and performed under this Agreement prior to the Closing Date and the Additional Closing Date and to satisfy all conditions precedent to the delivery of the Shares.


        6. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and each Subsidiary, jointly and severally, hereby agrees with the several Underwriters that they will pay all costs and expenses (other than fees of counsel for the Underwriters, except as provided in Section 6(c)) in connection with the sale of the Shares, including (a) the preparation, printing, filing, distribution and mailing of the Registration Statement, as originally filed and all amendments, and the Prospectus and the printing, filing, distribution and mailing of this Agreement, any selected dealers agreement and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments or supplements thereto supplied to you in quantities as stated in this Agreement, (b) the issuance, sale, transfer and delivery of the Shares and the Representative's Warrant, including any transfer or other taxes payable thereon, (c) the qualification of the Shares and the Representative's Warrant under state or foreign "blue sky" or securities laws, including the costs of printing and mailing the preliminary and final "Blue Sky Survey" and fees of counsel for the Underwriters in connection therewith in the amount of $35,000 and all reasonable disbursements of such counsel in connection therewith, (d) the filing fees payable to the Commission, the NASD and the

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jurisdictions in which such  qualification  is sought,  (e) any fees relating to the listing (and maintaining the listing) of the Shares on the Nasdaq SmallCap Market and the Boston Stock Exchange, (f) the fees and disbursements of the
transfer  agent  for  the  Shares,   (g)  the  cost  of  printing   certificates
representing the Shares, (h) the costs and expenses of the roadshow, including without limitation, any meetings with prospective investors for the Shares, (i) all travel and lodging expenses of the Representative and its agents, (j) the cost of at least one tombstone advertisement, (k) a non-accountable expense allowance equal to 2 1/2% of the gross proceeds of the sale of the Shares and
(l) all other costs and expenses incident to the performance of the Company's obligations hereunder and not otherwise specifically provided for in this Section. Notwithstanding the foregoing, in the event the initial public offering contemplated hereby is terminated by any party for any reason, the Company shall pay the Representatives the out-of-pocket expenses incurred by them (including, without limitation, the fees and disbursements of their counsel) in connection with the Registration Statement, this Agreement and the proposed offer, sale and delivery of the Shares.


        7. Conditions of Underwriter's Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject, in your discretion, to the continuing accuracy of the representations and warranties of the Company and each Subsidiary contained herein and in each certificate and document contemplated under this Agreement to be delivered to you, as of the date hereof and as of the Closing Date (or the Additional Closing Date, as the case may be), to the performance by the Company of its obligations hereunder, and to the following conditions:

                (a) The Registration Statement shall have become effective under the Act not later than 6:00 P.M., New York City local time, on the date of this Agreement or such later date and time as shall be consented to in writing by you.

                (b) At the Closing Date and the Additional Closing Date, as the case may be, you shall have received the favorable opinion of Rubin Baum Levin Constant & Friedman, counsel for the Company, dated the date of delivery, addressed to the Underwriters, and in form and scope satisfactory to counsel for you, to the effect that:

                (i) Each of the Company and the Delaware Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority, and, to the best of such counsel's knowledge after diligent inquiry, all necessary Consents, Licenses and Approvals to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. Each of the Company and the Delaware Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which its ownership, leasing, licensing or use of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. Each of the Contribution, the Exchange and the Reverse Split has been duly authorized

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




by all necessary corporate action and, to the best of such counsel's knowledge after diligent inquiry, has been consummated in accordance with applicable law.

                          (ii)  The  authorized  capital  stock  of the  Company
consists of 15,000,000 shares of Common Stock, of which 3,625,000 shares are outstanding, and 5,000,000 of Preferred Stock, of which there are no shares outstanding. The Company's only subsidiaries are Bigmar Therapeutics, Bigmar Pharmaceuticals and Bioren. The Company owns directly or indirectly 100% of the issued and outstanding capital stock of each Subsidiary. The certificates evidencing the Common Stock are in due and proper legal form and have been duly authorized for issuance by the Company. All of the outstanding shares of Common Stock of the Company and the Delaware Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and none have been issued in violation of any preemptive or other similar rights of stockholders. There is no commitment, plan or arrangement to issue and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or the Delaware Subsidiary or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company or the Delaware Subsidiary, except as described in the Prospectus. Except as set forth in the Prospectus, there is outstanding no security or other instrument which by its terms is convertible into, or exchangeable for, capital stock of the Company or the Delaware Subsidiary.

                          (iii) Each of the Company and the Delaware  Subsidiary
has all requisite corporate power and authority to execute, deliver and perform this Agreement and the Representative's Warrant, as the case may be, and to consummate the transactions set forth thereby, including, but not limited to, the power and authority to issue, sell and deliver the Shares and the Representative's Warrant (and when issued, the Warrant Shares). All necessary corporate action has been duly and validly taken by the Company and the Delaware Subsidiary to authorize the execution, delivery and performance by the Company and the Delaware Subsidiary of this Agreement and the Representative's Warrant, as the case may be, and to consummate the transactions set forth thereby. This Agreement and the Representative's Warrant have been duly and validly executed and delivered by the Company and the Delaware Subsidiary, as the case may be, are the legal, valid and binding obligations of the Company and the Delaware Subsidiary, as the case may be, and are enforceable against the Company and the Delaware Subsidiary, as the case may be, in accordance with their respective terms, except as such enforceability may be limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors generally;
(b)  the  effect  of  general  principles  of  equity  including,   concepts  of
materiality, reasonableness, good faith and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether considered in a proceeding in equity or at law, and (c) the effect of public policy or applicable laws or equitable principles limiting the enforceability of indemnification or contribution provisions.

                          (iv)  No  consent,  authorization,   approval,  order,
registration, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local, or other governmental or regulatory authority or any court or other tribunal having jurisdiction

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




over the Company or the Delaware Subsidiary is required for the execution, delivery, or performance by the Company or the Delaware Subsidiary of this Agreement or the Representative's Warrant, as the case may be, and the consummation of the transactions set forth thereby, except for filings under the Act which have been made prior to the Closing Date and consents, authorizations, approvals, orders, certificates or permits of and from state securities authorities under state "blue sky" or securities laws.


                          (v) The  execution,  delivery and  performance of this
Agreement and the Representative's Warrant and the consummation of the transactions set forth thereby will not (a) violate, result in a breach of any of the terms and provisions of, conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or the Delaware Subsidiary pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company or the Delaware Subsidiary is a party or by which its properties or assets may be bound, or (b) violate, result in a breach of, or conflict with, any term of the certificate of incorporation or by-laws, or other organizational documents, of the Company or the Delaware Subsidiary, or (c) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment or decree of any court or any public, governmental or regulatory authority having jurisdiction over the Company or the Delaware Subsidiary or its operations, businesses, properties or assets.

                          (vi) To the  best of such  counsel's  knowledge  after
diligent inquiry, neither the Company nor the Delaware Subsidiary is in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other organizational documents) or by-laws, and neither the Company nor the Delaware Subsidiary nor any other party is in violation or breach of, or in default with respect to, any provision of any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company or the Delaware Subsidiary is a party or by which it or any of their properties may be bound or affected; and, to the best of such counsel's knowledge after diligent inquiry, each of the Company and the Delaware Subsidiary is in compliance with all laws, rules, regulations, judgments, decrees, orders and statutes of any court or jurisdiction to which it is subject.

                          (vii)  There  is no  litigation,  arbitration,  claim,
governmental or other proceeding (formal or informal), or investigation pending or threatened with respect to the Company or any Subsidiary or any of their respective operations, businesses, properties or assets.

                          (viii)   There   are   no    contracts,    agreements,
instruments, leases, licenses or other arrangements (whether written or oral) of the Company or any Subsidiary required by the Act or the Regulations to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not disclosed in the Registration Statement or Prospectus or filed as exhibits therein.

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



                          (ix)  The  Shares  are  validly  authorized,  and when
issued, delivered and sold in accordance with this Agreement, will be validly issued and outstanding, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights of the stockholders to subscribe for or to purchase the Shares. Upon payment for and delivery of the Shares in accordance with the terms of this Agreement, and assuming that the Underwriters are acquiring the Shares in good faith and without notice of any adverse claim, the Underwriters will receive good and valid title to the Shares purchased from the Company, free and clear of any adverse claims. The Representative's Warrant and the Warrant Shares are validly authorized and (in the case of the Warrant Shares reserved for issuance) and, when the Warrant Shares are issued and delivered upon exercise of the Representative's Warrant in accordance with the terms thereof will be validly issued and outstanding, fully paid and non-assessable, and will not have been issued in violation of or subject to any preemptive or similar rights of stockholders to subscribe for or purchase the Representative's Warrant or the Warrant Shares. Upon the exercise of the Representative's Warrant in accordance with its terms and payment for and delivery of the Warrant Shares in accordance with the Representative's Warrant, and assuming that the holders of the Representative's Warrant are acquiring the Warrant Shares in good faith and without notice of any adverse claim, the holders of the Representative's Warrant will receive good and valid title to the Warrant Shares, free and clear of any adverse claims. The Shares, Representative's Warrant and Warrants Shares conform to all statements relating thereto contained in the Registration Statement or the Prospectus. The Shares are duly authorized for listing on the Nasdaq SmallCap Market(TM) and the Boston Stock Exchange.

                          (x)  Neither  the  Company  nor any  Subsidiary  is an
"investment company" under the Investment Company Act and the rules and regulations promulgated thereunder.

                          (xi) No holder of  securities  of the  Company  or any
Subsidiary or any other person or entity has rights to the registration of shares of Common Stock or other securities of the Company or any Subsidiary because of the filing or effectiveness of the Registration Statement by the Company or otherwise in connection with the sales of Shares or Representative's Warrant provided for herein.

                          (xii) The Registration  Statement has become effective
under the Act, and to the best of such counsel's knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or threatened.

                          (xiii)  The  Registration  Statement,  any  Rule  430A
Prospectus, and the Prospectus, and any amendment or supplement thereto (other than the financial statements and other financial data and schedules included therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the Regulations.

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



                          (xiv) The statements in the Registration Statement and
the Prospectus under the captions "Business," "Management," "Description of Capital Stock" and "Shares Eligible for Future Sale" and in Part II accurately reflect in all material respects the provisions of laws, rules, regulations, contracts, leases and other arrangements purported to be summarized therein.

                          (xv) The Company and the Delaware  Subsidiary  possess
such certificates of authority, licenses, permits or other approvals by the appropriate state and Federal regulatory agencies or bodies as are required to have been obtained as of this date under Federal law and the laws of the States of New York and Delaware.

                          (xvi) All  issuances  and sales of  securities  by the
Company and each Subsidiary were exempt from registration under the Act and compiled in all respects with the provisions of all applicable United States Federal and state securities laws.

         In addition, such counsel shall also include a statement to the effect that, on the basis of the participation of such counsel in conferences at which the contents of the Registration Statement and the Prospectus and related matters were discussed, nothing has come to such counsel's attention that would lead such counsel to believe that either the Registration Statement (except as to the financial statements and schedules and other financial data, as to which such counsel need not express any opinion or belief) at the Effective Date or at the applicable Closing Date contains or contained any untrue statement of a material fact or omits or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as to the financial statements and schedules, and other financial data, as to which such counsel need not express any opinion or belief) as of its date and at the applicable Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         In rendering its opinion as aforesaid, counsel for the Company may rely on the following: (A) as to matters involving the application of laws, other than the laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, to the extent counsel for the Company deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance satisfactory to counsel for the Underwriters) of other counsel, acceptable to counsel for the Underwriters, familiar with the applicable laws, in which case the opinion of counsel for the Company shall state that the opinion or opinions of such other counsel are satisfactory in scope, form and substance to counsel for the Company; (B) as to matters of fact, to the extent that they deem proper, on certificates of responsible officers of the Company; and (C) to the extent they deem proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that, in each case, copies of any such opinions, statements or certificates shall be

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



annexed as exhibits to the opinion of counsel for the Company and reliance thereon is reasonably acceptable to counsel for the Underwriters.

         (c) At the Closing Date and any Additional Closing Date, as the case may be, you shall have received the favorable opinion of Wenger Mathys Plattner, Swiss counsel for the Company, dated the date of delivery, addressed to you, and in form and scope satisfactory to counsel for you, to the effect that:

                          (i)  Each  of  Bigmar   Pharmaceuticals   and   Bioren
(collectively, the "Swiss Subsidiaries" or, individually, a "Swiss Subsidiary") is a corporation duly organized, validly existing and in good standing under the laws of Switzerland, with full power and authority, and to the best of such counsel's knowledge after diligent inquiry, all necessary Consents, Licenses and Approvals to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. Each of the Swiss Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing or use of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. The Bioren Acquisition has been consummated in accordance with all applicable laws.

                          (ii) All of the outstanding shares of capital stock of
each Swiss Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and none have been issued in violation of any preemptive or other similar rights of stockholders. The Company owns 100% of the issued and outstanding capital stock of each Swiss Subsidiary. There is no commitment, plan or arrangement to issue and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Swiss Subsidiaries or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Swiss Subsidiaries. Except as set forth in the Prospectus, there is outstanding no security or other instrument which by its terms is convertible into, or exchangeable for, capital stock of the Swiss Subsidiaries.

                          (iii)  The  Swiss   Subsidiaries  have  all  requisite
corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions set forth thereby. All necessary corporate action has been duly and validly taken by the Swiss Subsidiaries to authorize the execution, delivery and performance by the Swiss Subsidiaries of this Agreement. This Agreement has been duly and validly executed and delivered by the Swiss Subsidiaries is a legal, valid and binding obligation of each Swiss Subsidiary and is enforceable against each Swiss Subsidiary in accordance with its terms, except as such enforceability may be limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors generally, (b) the effect of general principles of equity including, concepts of materiality, reasonableness, good faith and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether considered in a proceeding in equity or at law, and

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




(c) the effect of public policy or applicable laws or equitable principles limiting the enforceability of indemnification or contribution provisions.

                          (iv)  No  consent,  authorization,   approval,  order,
registration, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local, or other governmental or regulatory authority or any court or other tribunal having jurisdiction over the Swiss Subsidiaries is required for the execution, delivery, or performance by the Swiss Subsidiary of this Agreement, and the consummation of the transactions set forth thereby.

                          (v) The  execution,  delivery and  performance of this
Agreement and the consummation of the transactions set forth thereby by each Swiss Subsidiary will not (a) violate, result in a breach of any of the terms and provisions of, conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Swiss Subsidiaries pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any contract, agreement, instrument, lease, license, arrangement or understanding to which either of the Swiss Subsidiaries is a party or by which their properties or assets may be bound, or (b) violate, result in a breach of, or conflict with, any term of the certificate of incorporation or by-laws, or other organizational documents of either Swiss Subsidiary, or (c) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment or decree of any court or any public, governmental or regulatory authority having jurisdiction over a Swiss Subsidiary or any of its operations, businesses, properties or assets.

                          (vi) To the  best of such  counsel's  knowledge  after
diligent inquiry, neither of the Swiss Subsidiaries is in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other organizational documents) or by-laws, and neither of the Swiss Subsidiaries nor any other party is in violation or breach of, or in default with respect to, any provision of any contract, agreement, instrument, lease, license, arrangement or understanding to which either of the Swiss Subsidiaries is a party or by which it or any of its properties may be bound or affected; and, to the best of such counsel's knowledge after diligent inquiry, each of the Swiss Subsidiaries is in compliance with all laws, rules, regulations, judgments, decrees, orders and statutes of any court or jurisdiction to which it is subject.

                          (vii)  There  is no  litigation,  arbitration,  claim,
governmental or other proceeding (formal or informal), or investigation pending or threatened with respect to either of the Swiss Subsidiary or their respective operations, businesses, properties or assets.

                          (viii)   There   are   no    contracts,    agreements,
instruments, leases, licenses or other arrangements (whether written or oral) of either of the Swiss Subsidiaries required by the Act or the Regulations to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not disclosed in the Registration Statement or Prospectus or filed as exhibits therein.

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



                          (ix) To the  best of such  counsel's  knowledge  after
diligent inquiry, there are no judicial proceedings pending or threatened relating to any Intangibles concerning the Company or any of the Subsidiaries and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intangibles.

                          (x) The statements in the  Registration  Statement and
the Prospectus under the captions "Risk Factors" and "Business" accurately reflect in all material respects the provisions of laws, rules, regulations and arrangements purported to be summarized therein as they relate to Swiss Drug Laws and Environmental Laws.

                          (xi) Each of the Swiss  Subsidiaries has all Consents,
Licenses and Approvals as are necessary to conduct its business in the manner described in the Registration Statement and the Prospectus, including under any applicable Drug Laws.

                          (xii) To the best of such  counsel's  knowledge  after
diligent inquiry, neither of the Swiss Subsidiaries has violated or is in violation of any Drug Laws or Environmental Laws.

         In addition, such counsel also shall include a statement, to the effect that on the basis of the representations of the Company and its Subsidiaries in connection with the preparation of the Registration Statement and the Prospectus and related matters, no facts have come to the attention of such counsel that would lead it to believe that either the Registration Statement (except as to the financial statements and schedules and other financial data, as to which such counsel need not express any opinion) at the Effective Date or at the applicable Closing Date contains or contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus as of its date and at the applicable Closing Date contains or contained any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (d) At the Closing Date and any Additional Closing Date, as the case may be, you shall have received the favorable opinions of Hyman, Phelps & McNamara, P.C. and Droste, U.S. and German regulatory counsel for the Company, dated the date of delivery addressed to the Underwriters, and in form and scope satisfactory to counsel for you to the effect that:

                          (i) The statements in the  Registration  Statement and
the Prospectus under the captions "Risk Factors" and "Business" accurately reflect in all material respects the provisions of law, rules, regulations and arrangements purported to be summarized therein as they relate to U.S. or German regulations concerning Drug Laws.

                          (ii) The Company and each Subsidiary has all Consents,
Licenses and Approvals as is necessary to conduct its business in the manner described in the Registration Statement and the Prospectus under any applicable Drug Laws.

                          (iii) To the best of such  counsel's  knowledge  after
diligent inquiry, neither the Company nor any Subsidiary has violated or is in violation of any Drug Laws.

         In addition, such counsel also shall include a statement, to the effect that on the basis of the representations of the Company and its Subsidiaries in connection with the preparation of the Registration Statement and the Prospectus and related matters, no facts have come to the attention of such counsel that would lead it to believe that either the Registration Statement (except as to the financial statements and schedules and other financial data, as to which such counsel need not express any opinion) at the Effective Date or at the applicable Closing Date contains or contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus as of its date and at the applicable Closing Date contains or contained any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) On or prior to the Closing Date and the Additional Closing Date, as the case may be, you shall have been furnished such additional information, documents, certificates and opinions as you may reasonably require for the purpose of enabling you to review the matters referred to in Sections 7(b), (c) and (d) and in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, covenants, agreements, or conditions herein contained, or as you may reasonably request.

         (f) At the Closing Date or the Additional Closing Date, as the case may be, (i) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Regulations, and in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, no material adverse change, or any development involving a prospective material adverse change, in the business, properties, or condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt, or general affairs of the Company or any Subsidiary, individually or in the aggregate, from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and the Prospectus indicate might occur after the date on which the Registration Statement becomes effective under the Act, and the Company or any Subsidiary, individually or in the aggregate, shall not have incurred any liabilities or entered into any agreements not in the ordinary course of business, other than

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





as referred to in the Registration Statement and the Prospectus, (iii) except as set forth in the Prospectus, no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation shall be pending, threatened, or in prospect (or any basis therefor) with respect to the Company or any Subsidiary, individually or in the aggregate, or any operations, businesses, properties or assets of the Company or any Subsidiary which would be required to be set forth in the Registration Statement, and (iv) the Common Stock shall have been approved for listing on the Nasdaq SmallCap Market and the Boston Stock Exchange.

         (g) At the Closing Date and the Additional Closing Date, as the case may be, you shall have received a certificate of the President and Chief Executive Officer, and the Treasurer and Secretary of the Company, dated the Closing Date or such Additional Closing Date, as the case may be, to the effect that, among other things, (i) the conditions set forth in Sections 7(a) and 7(f) have been satisfied, (ii) as of the date of this Agreement and as of the Closing Date or such Additional Closing Date, as the case may be, the representations and warranties of the Company and the Subsidiaries contained herein were and are accurate and correct, and (iii) as of the Closing Date or such Additional Closing Date, as the case may be, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.

         (h) All proceedings taken in connection with the issuance, sale, transfer and delivery of the Shares, the Representative's Warrant (and the securities underlying the Representative's Warrant) shall be satisfactory in form and substance to you and to counsel for the Underwriters, and you shall have received from such counsel for the Underwriters a favorable opinion, dated as of the Closing Date and the Additional Closing Date, as the case may be, with respect to such matters as you may reasonably request.

         (i) At the time this Agreement is executed and at the Closing Date and the Additional Closing Date, as the case may be, you shall have received a letter from Richard A. Eisner & Company, LLP, certified public accountants for the Company, dated the date of delivery, and addressed to the Underwriters, and in form and substance satisfactory to you:

                          (i)  confirming  that they are, and during the periods
covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company and the Subsidiaries within the meaning of the Act and the published Regulations and stating that the answer to Item 13 of the Registration Statement is correct insofar as it relates to them;

                          (ii) stating  that,  in their  opinion,  the financial
statements of the Company and the Subsidiaries included in the Registration Statement and Prospectus and covered by their opinion therein comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                          (iii) stating  that,  on the basis of procedures  (but
not an examination made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim financial statements of the Company and the Subsidiaries (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes (and consents) of the stockholders and Board of Directors of the Company and the Subsidiaries and committees of such Board of Directors, inquiries to certain officers and other employees of the Company and its Subsidiaries responsible for financial and accounting matters, and other specified procedures and inquiries to a date not more than five (5) business days prior to the date of such letter, nothing has come to their attention that caused them to believe that: (A) the unaudited consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement and Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations under the Act or the Exchange Act or are not fairly presented in conformity with generally accepted accounting principles (except to the extent that certain footnote disclosures regarding any stub period may have been omitted in accordance with the applicable rules of the Commission under the Exchange Act) applied on a basis consistent with that of the audited financial statements appearing therein; (B) the unaudited pro forma data included in the Prospectus does not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation and presentation of the data; (C) with respect to the period subsequent to March 31, 1996, there were, as of the date of the most recent available monthly consolidated financial statements of the Company and its Subsidiaries, any changes in the capital stock or long-term debt of the Company and its Subsidiaries or any decrease in the net current assets or stockholders' equity of the Company and its Subsidiaries, and as of a specified date not more than five (5) business days prior to the date of such letter, any changes in the capital stock or long-term debt of the Company and its Subsidiaries, in each case, as compared with the amounts shown in the most recent balance sheet presented in the Registration Statement and the Prospectus, or (D) that during the period from March 31, 1996 to the date of the most recent available monthly consolidated financial statements of the Company and its Subsidiaries, there was any decrease, as compared with the corresponding period in the prior fiscal year, in net sales or any increase in net loss per share of the Company, and during the period from the latest available monthly financial statements of the Company through a specified date not more than five business days prior to the date of such letter, and there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues or increase in per share net loss, in each case except for any non-material decrease or increase, as the case may be; and

                (iv) stating that they have compared specific numerical data and financial information pertaining to the Company and its Subsidiaries set forth in the Registration Statement, which have been specified by you prior to the date of this Agreement, to the extent that such data and information may be derived from the general accounting records of the Company and its Subsidiaries, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

                (j) The NASD, upon review of the terms of the public offering of the Shares, shall not have objected to the Underwriters' participation in such offering.

                (k) Prior to or on the Closing Date, the Company shall have executed the Representative's Warrant and the Representative's Warrant shall have been issued and sold to you pursuant thereto.

                (l) Prior to or on the Closing Date, the Company shall have provided to you copies of the agreements referred to in Section 2(s).

                Any certificate or other document signed by any officer of the Company and delivered to the Representative or to counsel to the Underwriters shall be deemed a representative and warranty by the Company hereunder to the Underwriters as to the statements made therein. If any condition to the Underwriters' obligations hereunder to be fulfilled by the Company prior to or at the Closing Date or any Additional Closing Date, as the case may be, is not so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment.


        8.     Indemnification and Contribution.

                (a) The Company and each Subsidiary, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its officers, directors, partners, employees, agents and counsel, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (which shall include, for all purposes of this Section 8, but not limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever whether or not in connection with any litigation in which an indemnified party is a party and whether or not involving a third party claim and any and all amounts paid in settlement of any claim or litigation), joint or several, as to which they or any of them may be subject as and when incurred arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, contained in (A) the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto or (B) any application or other document or communication (for purposes of this Section 8, collectively called an "application") executed by, or on behalf of, the Company or based upon written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to qualify the Shares under the "blue sky" or securities laws thereof or filed with the Commission or any securities exchange; unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company as stated in
Section 8(b) by any Underwriter through you expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

         If any action is brought against any Underwriter or any of its officers, directors, partners, employees, agents or counsel, or any controlling persons of any Underwriter (an "indemnified party") in respect of which indemnity may be sought against the Company or any of the Subsidiaries pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company and its Subsidiaries in writing of the institution of such action (but the failure to so notify, shall not relieve the Company or any of its Subsidiaries from any liability they may have other than pursuant to this
Section 8(a)) and the Company and its Subsidiaries shall promptly assume the defense of such action, including, without limitation, the employment of counsel satisfactory to such indemnified party or parties and payment of expenses. Notwithstanding the foregoing, such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties, unless (i) the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or (ii) the Company shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from, or in addition to, those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the Company and its Subsidiaries shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. Neither the Company nor any Subsidiary shall, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company and each Subsidiary agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any Subsidiary or any of its officers or directors in connection with the sale of the Shares, the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or any application or any of the Subsidiaries and each Subsidiary.

         (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and any Subsidiary, each director of the Company, each officer of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section  20(a) of the

Exchange Act, to the same extent as the foregoing indemnity from the Company and each Subsidiary to the several Underwriters in Section 8(a), but only with respect to statements made in the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information furnished to the Company as stated in this Section 8(b) with respect to the Underwriters through you expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be; provided, however, that any obligation of any Underwriter to provide indemnity under the provisions of this Section 8(b) shall not be in excess of the underwriting discount and commission applicable to the Shares purchased by such Underwriter hereunder. For all purposes of this Agreement, the Company and each Subsidiary acknowledges that the statements set forth in the fourth and penultimate paragraphs under the caption "Underwriting", as they relate to the selling concession and reallowance and the history of LT Lawrence, constitute the only information furnished in writing by, or on behalf of, any Underwriter expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any Subsidiary or any other person so indemnified based on the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or any application, and in respect of which indemnity may be sought against any Underwriter pursuant to this Section 8(b), any Underwriter shall have the rights and duties given to the Company and its Subsidiaries, and the Company and its Subsidiaries and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 8(a).

         (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 8(a) or 8(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company and its Subsidiaries (including for this purpose any contribution made by, or on behalf of, any director of the Company, any officer of the Company who signed the Registration Statement, and any controlling person of the Company), as one entity and the Underwriters (including for this purpose any contribution by, or on behalf of, an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages and expenses whatsoever to which any of them may be subject, so that the Underwriters are responsible for the proportion thereof equal to the percentage which the underwriting discount per Share set forth on the cover of the Prospectus represents of the initial public offering price per share set forth on the cover page of the Prospectus and the Company and its Subsidiaries are responsible for the remaining portion; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations, such as the relative fault of the Company and its Subsidiaries, on the one hand, and the Underwriters, on the other, in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. The relative

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



fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or any Subsidiary, on the one hand, or by the Underwriters, on the other, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company, each Subsidiary and the Underwriters agree that it would be unjust and inequitable if the respective obligations of the Company and its Subsidiaries, on the one hand, and the Underwriters, on the other, for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages and expenses (even if the Underwriters and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 8(c). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8(c), each person, if any, who controls an Underwriter within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of any Underwriter shall have the same rights to contribution as such Underwriter and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement, and each director of the Company shall have same rights to contribution as the Company, subject in each case to the provisions of this
Section 8(c). Anything in this Section 8(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8(c) is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.


        9.     Default by an Underwriter.

                (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates does not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of shares of Firm Shares or Additional Shares, as the case may be, which all Underwriters have agreed to purchase hereunder, then such shares of Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective proportions by which the number of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of shares of Firm Shares set forth opposite the names of all the non-defaulting Underwriters.

                (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within two (2) business days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase Additional Shares, shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 6, 8 and 11 hereof) or the several Underwriters (except as provided in Sections 8 and 11 hereof), but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other several Underwriters, and the Company for damages occasioned by its or their default hereunder.

         (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period, not exceeding five (5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and the Additional Shares.


         10. Representations and Agreements to Survive Delivery. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the Closing Date and any Additional Closing Date, and such representations, warranties, covenants and agreements of the Underwriters, the Company and its Subsidiaries, including the agreements contained in Section 5, the indemnity and contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by, or on behalf of, the Underwriters or any indemnified person, or by, or on behalf of, the Company, each Subsidiary or any person or entity which is entitled to be indemnified under Section 8(b), and shall survive delivery of the Firm Shares or the Additional Shares. In addition, the provisions of Sections 6, 8, 10, 11, 13, 15 and 16 shall survive termination of this Agreement, whether such termination occurs before or after the Closing Date or any Additional Closing Date.


         11. Effective Date of This Agreement and Termination Thereof.

                (a) This Agreement shall become effective upon the later of (i) 9:30 A.M., New York City local time, on the first full business day following the day on which the Registration Statement becomes effective under the Act or
(ii) the execution of this Agreement (the "Effective Date").

                (b) If the purchase price of the Firm Shares has not been determined as provided for in Section 3 prior to 4:30 P.M., New York City local time, on the third full business day after the date on which the Registration Statement was declared effective under the Act, this Agreement may be terminated at any time thereafter either by you or by the Company by giving notice to the other unless before such termination the purchase price for the Firm Shares has been so determined. If the purchase price of the Firm Shares has not been determined prior to 4:30 P.M., New York City local time, on the tenth full business day after the date on which the Registration Statement was declared effective under the Act, this Agreement shall automatically terminate forthwith.

                (c) In addition to the right to terminate this Agreement pursuant to Section 7 hereof, you shall have the right to terminate this Agreement at any time prior to the Closing Date or any Additional Closing Date, as the case may be, by giving notice to the Company if (i) any domestic or international event, act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the securities markets; or (ii) if there shall have been a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market or any regional stock exchange or in the over-the-counter market; or (iii) if there shall have been an outbreak or increase in the level of major hostilities or other national or international calamity; or (iv) if a banking moratorium has been declared by a state or federal authority; or (v) if a moratorium in foreign exchange trading by major international banks or persons has been declared; or (vi) if there shall have been a material interruption in the mail service or other means of communications within the United States; or (vii) if the Company or any Subsidiary shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the offering, sale or delivery of the Shares; or (viii) if any material governmental restrictions shall have been imposed on trading in securities in general, which restrictions are not in effect on the date hereof; or (ix) if there shall be passed by the Congress of the United States or by any state legislature or any equivalent governmental bodies in Switzerland or Germany any act or measure, or adopted by any governmental body or authoritative accounting institute or board, or any governmental executive orders, rules or regulations, which you believe are likely to have a material adverse effect on the business, financial condition or financial statements of the Company or any Subsidiary or the market for any of the Company's securities; or (x) if there shall have been such change in the market for Company's securities or securities in general or in political, financial or economic conditions as in your judgment makes it inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus; or (xi) the Company or any Subsidiary shall have failed, refused or been unable to perform in any material respect any agreement or its part to be performed hereunder; or (xii) if in your judgment any material adverse change shall have occurred since the respective dates as of which information is given in the Registration Statement or the Prospectus in the condition (financial or otherwise) of the Company or any Subsidiary, whether or not arising in the ordinary course of business.

                (d) If you elect to prevent this Agreement from becoming effective, as provided in this Section 11, or to terminate this Agreement pursuant to Section 7 or this Section 11, you shall notify the Company and its Subsidiaries promptly by telephone, telex or telegram, confirmed by letter. If, as so provided, the Company and its Subsidiaries elect to prevent this Agreement from becoming effective or to terminate this Agreement, the Company and its Subsidiaries shall notify you promptly by telephone, telex or telegram, confirmed by letter.

                (e) Anything in this Agreement to the contrary notwithstanding other than Section 11(f), if this Agreement shall not become effective by reason of an election pursuant to this Section 11 or if this Agreement shall terminate or shall otherwise not be carried out within the time specified herein by reason of any failure on the part of the Company or any Subsidiary to perform any covenant or agreement or satisfy any condition of this Agreement by it to be performed or satisfied, the sole liability of the Company and its Subsidiaries to you, in addition to the obligations the Company and each Subsidiary assumed pursuant to Section 6, will be to reimburse the Underwriters for such out-of-pocket expenses (including the fees and disbursements of Underwriters' counsel) as shall have been incurred by them in connection with this Agreement or the proposed offer, sale and delivery of the Shares, and upon demand the Company and each Subsidiary agrees to pay promptly the full amount thereof to you.

                (f) Notwithstanding any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Sections 6, 8, 10 and 13 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.


         12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to LT Lawrence & Co., Inc., 3 New York Plaza, New York, New York 10004, Attention: Mr. Eric Chen, with a copy to Baer Marks & Upham LLP, 805 Third Avenue, New York, New York 10022, Attention: Samuel F. Ottensoser, Esq.; or, if sent to the Company or its Subsidiaries, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to Bigmar, Inc., 6660 Doubletree Avenue, Columbus, Ohio 43229, Attention: John G. Tramontana, with a copy to Rubin Baum Levin Constant & Friedman, 30 Rockefeller Plaza, 29th Floor, New York, New York 10112, Attention: Edward Klimerman, Esq. All notices hereunder shall be effective upon receipt by the party to which it is addressed.


         13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company and its Subsidiaries and the persons and entities referred to in Section 8 who are entitled to indemnification or contribution, and their respective successors, legal representatives and assigns (which shall not include any buyer, as such, of the Shares), and no other person shall have or be construed to have, any legal or equitable right, remedy or claim under, or in respect of, or by virtue of this Agreement or any provision herein contained. Notwithstanding anything contained in this Agreement to the contrary, all of the obligations of the Underwriters are several and not joint.


         14. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not effect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as is necessary to make it valid and enforceable.


         15. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to be laws pertaining to conflicts of laws.


         16. Submission to Jurisdiction. The Company and each Subsidiary hereby irrevocably submits to the exclusive jurisdiction of any state or federal court sitting in the County of New York, State of New York in connection with any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby. The Company and each Subsidiary hereby irrevocably waives any objection that it may now or hereafter have to the laying of the venue of any such action or proceeding brought in any court and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum.


         17. General. This Agreement may be executed in one or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which when taken together, shall constitute one and the same document binding on all of the parties thereto. Transmission by telecopier of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart, provided that the party so delivering such counterpart shall, promptly after such delivery, deliver the original of such counterpart of this Agreement to the other party thereto. All capitalized terms which are used in this Agreement that are otherwise not defined shall have the meanings assigned to such terms in the Registration Statement.

         If the foregoing correctly sets forth the understanding between you and the Company and its Subsidiaries, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.


                                            Very truly yours,

                                            BIGMAR, INC.


                                       By:
                                           Name:
                                           Title:

                                       BIGMAR PHARMACEUTICALS SA

                                           By:
                                           Name:
                                           Title:


                                       BIOREN SA


                                           By:
                                           Name:
                                           Title:


                                       BIGMAR THERAPEUTICS, INC.


                                          By:
                                          Name:
                                          Title:

Accepted as of the date first
above written.


LT LAWRENCE & CO., INC.


By:
      Name:
      Title:



On behalf of itself  and the other  several
Underwriters  named in  Schedule  I hereto.

New York, New York

                                   SCHEDULE I



                                                             NUMBER OF FIRM SHARES
NAME OF UNDERWRITER                                             TO BE PURCHASED

LT Lawrence & Co., Inc.









                                                                   ---------
                                                                   1,250,000
                                                                   ---------
                                                                   ---------

